Investor Presentation
April 2008

Some of the statements contained in this presentation are “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, projected sector returns, plans, goals and other events which have not yet occurred. The forward looking statements contained in this presentation involve risks and uncertainties, including statements as to:
 ▪ our future operating results;
 ▪ our business prospects;
 ▪ the general volatility of the securities markets in which we invest and the market price of our common stock;
 ▪ changes in our business strategy;
 ▪ availability, terms and deployment of capital;
 ▪ changes in our industry, interest rates, the debt securities markets or the general economy;
 ▪ increased rates of default and/or decreased recovery rates on our investments;
 ▪ increased prepayments of mortgages and other loans underlying our mortgage-backed or other asset-backed securities;
 ▪ our expected financings and investments;
 ▪ the adequacy of our cash resources and working capital;
 ▪ changes in government regulations, tax rates and similar matters;
 ▪ changes in generally accepted accounting principles by standard-setting bodies;
 ▪ future margin reductions and the availability of liquid assets to post additional collateral;
 ▪ availability of investment opportunities in real estate-related and other securities; and
 ▪ the degree and nature of our competition.
These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward looking statements contained in this presentation.
Forward Looking Statement

(1) As of March 31, 2008
(2) As of December 31, 2007
At A Glance
• A specialty finance REIT that invests in assets that generate long-
 term sustainable cash flows and that are funded with
 long-term liabilities
• NYSE: CRZ
 – market cap ~$220M (1)
 – total assets: $2.5B (2)
• 8% owned by parent company / management / directors

* As of December 31, 2007
Brookfield Asset Management Expertise
Other Specialty
Funds
$7B
Real Estate
$40B
Power
$10B
Timber &
Infrastructure
$7B
Core
Fixed Income
$11B
MBS/ABS
Fixed Income
$11B
Other
$11B
Partnered with Leading Investment Managers
• Externally managed by subsidiaries of
 Brookfield Asset Management (NYSE:
 BAM)
 – Approximately $95B AUM,
 50 offices and 300 investment
 professionals worldwide*
 – superior track record
 – $22B in CMBS, RMBS and ABS for
 major pension plans, national banks
 and insurance companies*
 – decades of experience managing each
 asset class in Crystal River portfolio
• Crystal River benefits from Brookfield’s
 strong operating expertise, long-
 standing relationships and financial
 resources

●  High grade
●  High leverage
●  High yield
●  Low leverage
Agency
MBS
Non-Agency
RMBS
CMBS
Commercial
Real Estate
Loans
Commercial
Real Estate
Equity
Dynamic, Flexible Investment Capabilities

(1) During the first quarter of 2008 we sold our Agency MBS portfolio; some of these trades are expected to settle in late April
Q1 2008
Market Events
Company Responses
Asset values continued
to decline, especially on
CMBS
Initial financing margins on
Agency MBS increased from
3% to 7% on average
Reported in the 10-K:
Sold down $700 million of
Agency MBS
Liquidated remaining single-
name CMBS CDS
Sold investment in real estate
finance fund
Subsequent events:
Sold down remaining
$500 million of Agency MBS (1)

Results
Raised net cash of $45 million(1)
Freed up $52 million on funding
line capacity
Reduced repurchase debt
balance by $1.2 billion to $28
million after asset sales
$100 million of unencumbered
assets
First Quarter 2008 Update

CRE debt & equity
20%
Continued focus
55%
Sold position during the first quarter of
2008 to deleverage balance sheet
CMBS
18%
Continued focus
Non-Agency RMBS
7%
Only $52.7M of sub-prime RMBS
Sector
Comment / Outlook

Current
Asset Allocation
445.2
$ 1,246.7
399.4
168.4
(1) During the first quarter of 2008 we sold our Agency MBS portfolio; some of these trades are expected to settle in late April
Agency MBS
(1)
Portfolio Snapshot As Of December 31, 2007

Agency MBS	$ 1,246.7	$ —	$ —	$ —	$ 1,215.7
CMBS	399.4	391.7	—	—	39.8
Prime RMBS	115.7	61.9	—	6.4	4.9
Sub-prime RMBS	52.7	33.0	—	5.7	2.3
CDO Notes	—	—	—	1.3	—
Preferred stock	0.7	—	—	—	—
Real estate loans	170.8	—	99.8	30.0	—
Commercial real estate	238.2	—	219.4	—	—
Real Estate Finance Fund	36.2	—	—	37.3	—
Trust preferred securities	—	—	51.6	—	—
Other	1.6	—	—	—	—
Total	**$ 2,262.0**	**$ 486.6**	**$ 370.8**	**$ 80.7**	**$ 1,262.7**

Reduced to $48 million after asset sales

Reduced to $28 million after asset sales

(1) CDO debt has been allocated based upon the asset mix within the Company’s CDOs
(2) Excludes margin cash
(3) During the first quarter of 2008 we sold our Agency MBS portfolio; some of these trades are expected to settle in late April
(As of December 31, 2007)
($ in millions)
Asset
Carrying Value
CDO
Debt(1)
Funding
Facilities
Repurchase
Agreements
Other
Term Debt
(2)(3)
Our Assets Are Well Financed - Liability Side

• Focus on attractive commercial real estate assets that provide long-term, sustainable cash flows and that can be funded with long-term liabilities
• Opportunistically invest in Brookfield-sourced infrastructure and real estate assets and funds
• Procure attractive long-term funding

• Near term:
 • Continue to manage liquidity
 • Opportunistically invest in:
 » Agency MBS
 » Single-A rated CMBS
 » Triple-net lease buildings
Company Focus

Q&A
April 2008